As filed with the Securities and Exchange Commission on December [7], 2009

Registration No. 333-162514

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Post-Effective Amendment No. 1

to

FORM S-4/A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

US ONCOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	621999	84-1213501
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number of Registrant and each Co-Registrant)	(I.R.S. Employer Identification No.)

DELAWARE	ACCESSMED HOLDINGS, LLC	20-2000447
KANSAS	ACCESSMED, LLC	48-1176328
DELAWARE	AOR HOLDING COMPANY OF INDIANA, LLC	76-0498834
DELAWARE	AOR MANAGEMENT COMPANY OF ARIZONA, LLC	86-0780218
DELAWARE	AOR MANAGEMENT COMPANY OF INDIANA, LLC	35-1918180
DELAWARE	AOR MANAGEMENT COMPANY OF MISSOURI, LLC	43-1697284
DELAWARE	AOR MANAGEMENT COMPANY OF OKLAHOMA, LLC	73-1469947
DELAWARE	AOR MANAGEMENT COMPANY OF PENNSYLVANIA, LLC	25-1763053
DELAWARE	AOR MANAGEMENT COMPANY OF VIRGINIA, LLC	54-1768503
INDIANA	AOR OF INDIANA MANAGEMENT PARTNERSHIP	76-0544500
DELAWARE	AOR OF TEXAS MANAGEMENT, LLC	26-0363004
DELAWARE	AOR REAL ESTATE, LLC,	76-0520140
DELAWARE	AOR SYNTHETIC REAL ESTATE, LLC	76-0556439
DELAWARE	AORT HOLDING COMPANY, INC.	51-0378882
DELAWARE	GREENVILLE RADIATION CARE, INC.	58-1944184
DELAWARE	INNOVENT ONCOLOGY, LLC	26-3329475
DELAWARE	IOWA PHARMACEUTICAL SERVICES, LLC	03-0428278
DELAWARE	NEBRASKA PHARMACEUTICAL SERVICES, LLC	82-0550736
DELAWARE	NEW MEXICO PHARMACEUTICAL SERVICES, LLC	32-0020487
DELAWARE	NORTH CAROLINA PHARMACEUTICAL SERVICES, LLC	27-0041830
DELAWARE	ONCOLOGY RX CARE ADVANTAGE, LP	20-4085284
DELAWARE	ONCOLOGY TODAY, LP	20-5721180
DELAWARE	PHYSICIAN RELIANCE, LLC	26-0362882
DELAWARE	PHYSICIAN RELIANCE NETWORK, LLC	75-2495107
DELAWARE	RMCC CANCER CENTER, LLC	84-1214712
DELAWARE	SELECTPLUS ONCOLOGY, LLC	27-0041838
DELAWARE	ST. LOUIS PHARMACEUTICAL SERVICES, LLC	03-0411769
DELAWARE	TEXAS PHARMACEUTICAL SERVICES, LLC	20-0024540
TEXAS	TOPS PHARMACY SERVICES, INC.	26-3329609
DELAWARE	UNITY ONCOLOGY, LLC	75-2367741
DELAWARE	US ONCOLOGY CLINICAL DEVELOPMENT, LLC	26-3582677
DELAWARE	US ONCOLOGY CORPORATE, INC.	76-0473455
DELAWARE	US ONCOLOGY INTEGRATED SOLUTIONS, LP	20-5105104
DELAWARE	US ONCOLOGY PHARMACEUTICAL SERVICES, LLC	06-1694195
DELAWARE	US ONCOLOGY REIMBURSEMENT SOLUTIONS, LLC	26-0532757
TEXAS	US ONCOLOGY RESEARCH, LLC	75-2650458
DELAWARE	US ONCOLOGY SPECIALTY, LP	20-2571377

10101 Woodloch Forest

The Woodlands, Texas 77380

(281) 863-1000

(Address, Including Zip Code, and Telephone Number, Including

Area Code, of Registrant’s Principal Executive Offices)

B. Scott Aitken

Associate General Counsel

10101 Woodloch Forest

The Woodlands, Texas 77380

(281) 863-1000

(Name, Address, Including Zip Code, and Telephone Number, Including

Area Code, of Agent for Service)

with a copy to:

Othon Prounis

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

(212) 596-9000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

EXPLANATORY NOTE

The purpose of this Post-Effective Amendment No. 1 to US Oncology, Inc.’s Registration Statement on Form S-4/A is to include alternate pages to the complete prospectus relating to the exchange offer, which pages will be included in a separate prospectus relating solely to the market-making transactions in the exchange notes to be conducted by Morgan Stanley & Co. Incorporated. This separate prospectus is referred to herein as the “market-making prospectus.” The prospectus relating to the exchange offer is referred to herein as the “exchange offer prospectus.” The alternate pages to be inserted in the market-making prospectus include an alternate “Plan of Distribution” section. All other sections of the exchange offer prospectus will be included in the market-making prospectus.

1

[ALTERNATE SECTION FOR THE MARKET MAKING PROSPECTUS]

PLAN OF DISTRIBUTION

This prospectus is to be used by Morgan Stanley & Co. Incorporated (“Morgan Stanley”) in connection with offers and sales of the new notes in market-making transactions effected from time to time. Morgan Stanley may act as a principal or agent in such transactions, including as agent for the counterparty when acting as principal or as agent for both counterparties, and may receive compensation in the form of discounts and commissions, including from both counterparties when it acts as agent for both. Such sales will be made at prevailing market prices at the time of sale, at prices related thereto or at negotiated prices.

As of the date of this prospectus, affiliates of Morgan Stanley owned approximately 13.5% of our capital stock. See “Security Ownership of Certain Beneficial Owners and Management.” Because Morgan Stanley may purchase and sell new notes, and because this prospectus may be used by Morgan Stanley in connection with future offers and sales of new notes in market-making transactions effected from time to time, no estimate can be given as to the number and percentage of new notes that will be held by Morgan Stanley upon termination of any such sales.

We have been advised by Morgan Stanley that, subject to applicable laws and regulations, Morgan Stanley currently intends to make a market in the new notes following completion of the exchange offer. However, Morgan Stanley is not obligated to do so and any such market-making may be interrupted or discontinued at any time without notice. In addition, such market-making activity will be subject to the limits imposed by the Securities Act and the Exchange Act. There can be no assurance that an active trading market will develop or be sustained. See “Risk Factors—Risks Relating to the Notes, Including the Exchange Notes and Our Leveraged Capital Structure.”

Morgan Stanley has provided us with investment banking services in the past and may provide such services and financial advisory services to us in the future. Morgan Stanley acted as an initial purchaser in connection with the initial sale of the notes and received customary fees and was reimbursed expenses incurred in connection therewith. Additionally, a portion of the net proceeds of the initial offering of the new notes was used to repay the outstanding indebtedness under our existing term loan, including, to an affiliate of Morgan Stanley that is a lender under the existing term loan.

We have entered into a registration rights agreement with the initial purchasers of the new notes, including Morgan Stanley, in respect to the use by Morgan Stanley of this prospectus. Pursuant to such agreement, we have agreed to bear all registration expenses incurred under such agreement, and both we and Morgan Stanley have agreed to indemnify each other, and if applicable, contribute to the other, in accordance with the provisions of such agreement.

2

PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors, Officers, Managers and Members

US Oncology, Inc., the issuer of the exchange notes, is a corporation incorporated under the laws of the State of Delaware. Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, which relates to unlawful payment of dividends and unlawful stock purchases and redemptions, or (iv) for any transaction from which the director derived an improper personal benefit.

Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify any persons who were, are or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful.

Section 145 of the Delaware General Corporation Law further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145 of the Delaware General Corporation Law.

Consistent with Section 145 of the Delaware General Corporation Law, Article VIII of the bylaws of US Oncology, Inc. provides that US Oncology, Inc. will indemnify any present or former director or officer of US Oncology, Inc. against those expenses which are actually and reasonably incurred in connection with any action, suit or proceeding, pending or threatened, in which such person may be involved by reason of being or having been a director or officer of the corporation.

In accordance with Section 102(b)(7) of the Delaware General Corporation Law, Article Sixth of the certificate of incorporation of US Oncology, Inc. provides that directors shall not be personally liable for monetary damages for breaches of their fiduciary duty as directors, except for liability (i) for any breach of the director’s duty of loyalty to US Oncology, Inc. or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of Article Sixth of the certificate of incorporation will apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. No repeal or modification of Article Sixth of the certificate of incorporation will adversely affect any right of or protection afforded to a director of US Oncology, Inc. existing immediately prior to such repeal or modification.

Under Article VIII of US Oncology, Inc.’s bylaws, US Oncology, Inc. may purchase and maintain insurance on behalf of its directors, officers, employees, or agents against any liabilities asserted against such persons whether or not US Oncology, Inc. would have the power to indemnify such persons against such liability under the provisions of Article VIII. US Oncology, Inc. carries standard directors and officers liability coverage for its directors and officers and the directors and officers of its subsidiaries. Subject to certain limitations and exclusions, the policies reimburse US Oncology, Inc. for liabilities indemnified by US Oncology, Inc. and indemnify directors and officers against additional liabilities not indemnified by US Oncology, Inc.

Item 21.	Exhibits

Exhibit No.	Description

3.1(a)[1]	Amended and Restated Certificate of Incorporation of US Oncology, Inc.

3.1(b)[2]	Bylaws of US Oncology, Inc.

3.2(a) [13]	Certificate of Formation of AccessMED Holdings, LLC

3.2(b) [13]	Limited Liability Company Agreement of AccessMED Holdings, LLC

3.3(a) [13]	Articles of Organization of AccessMED, LLC

3.3(b) [13]	Limited Liability Company Agreement of AccessMED, LLC

3.4(a) [13]	Certificate of Formation of AOR Holding Company of Indiana, LLC

3.4(b) [13]	Limited Liability Company Agreement of AOR Holding Company of Indiana, LLC

3.5(a) [13]	Certificate of Formation of AOR Management Company of Arizona, LLC

3.5(b) [13]	Limited Liability Company Agreement of AOR Management Company of Arizona, LLC

3.6(a) [13]	Certificate of Formation of AOR Management Company of Indiana, LLC

3.6(b) [13]	Limited Liability Company Agreement of AOR Management Company of Indiana, LLC

3.7(a) [13]	Certificate of Formation of AOR Management Company of Missouri, LLC

3.7(b) [13]	Limited Liability Company Agreement of AOR Management Company of Missouri, LLC

3.8(a) [13]	Certificate of Formation of AOR Management Company of Oklahoma, LLC

3.8(b) [13]	Limited Liability Company Agreement of AOR Management Company of Oklahoma, LLC

3.9(a) [13]	Certificate of Formation of AOR Management Company of Pennsylvania, LLC

3.9(b) [13]	Limited Liability Company Agreement of AOR Management Company of Pennsylvania, LLC

3.10(a) [13]	Certificate of Formation of AOR Management Company of Virginia, LLC

3.10(b) [13]	Limited Liability Company Agreement of AOR Management Company of Virginia, LLC

3.11[12]	Partnership Agreement of AOR of Indiana Management Partnership

3.12(a) [13]	Certificate of Formation of AOR of Texas Management, LLC

3.12(b) [13]	Limited Liability Company Agreement of AOR of Texas Management, LLC

3.13(a) [13]	Certificate of Formation of AOR Real Estate, LLC

3.13(b) [13]	Limited Liability Company Agreement of AOR Real Estate, LLC

3.14(a) [13]	Certificate of Formation of AOR Synthetic Real Estate, LLC

3.14(b) [13]	Limited Liability Company Agreement of AOR Synthetic Real Estate, LLC

3.15(a) [13]	Certificate of Incorporation of AORT Holding Company, Inc.

3.15(b) [13]	Bylaws of AORT Holding Company, Inc.

3.16(a)[12]	Certificate of Incorporation of Greenville Radiation Care, Inc.

3.16(b)[12]	Amended and Restated Bylaws of Greenville Radiation Care, Inc.

3.17(a) [13]	Certificate of Formation of Innovent Oncology, LLC

3.17(b) [13]	Limited Liability Company Agreement of Innovent Oncology, LLC

3.18(a)[1]	Certificate of Formation of Iowa Pharmaceutical Services, LLC

3.18(b)[1]	Limited Liability Company Agreement of Iowa Pharmaceutical Services, LLC

3.19(a)[1]	Certificate of Formation of Nebraska Pharmaceutical Services, LLC

3.19(b)[1]	Limited Liability Company Agreement of Nebraska Pharmaceutical Services, LLC

3.20(a)[1]	Certificate of Formation of New Mexico Pharmaceutical Services, LLC

3.20(b)[1]	Limited Liability Company Agreement of New Mexico Pharmaceutical Services, LLC

3.21(a)[1]	Certificate of Formation of North Carolina Pharmaceutical Services, LLC

3.21(b)[1]	Limited Liability Company Agreement of North Carolina Pharmaceutical Services, LLC

3.22(a) [13]	Certificate of Limited Partnership of Oncology Rx Care Advantage, LP

3.22(b) [13]	Agreement of Limited Partnership of Oncology Rx Care Advantage, LP

3.23(a) [13]	Certificate of Limited Partnership of Incorporation of Oncology Today, LP

3.23(b) [13]	Agreement of Limited Partnership of Oncology Today, LP

3.24(a) [13]	Certificate of Formation of Physician Reliance, LLC

3.24(b) [13]	Limited Liability Company Agreement of Physician Reliance, LLC

3.25(a) [13]	Certificate of Formation of Physician Reliance Network, LLC

3.25(b) [13]	Limited Liability Company Agreement of Physician Reliance Network, LLC

3.26(a) [13]	Certificate of Formation of RMCC Cancer Center, LLC

3.26(b) [13]	Limited Liability Company Agreement of RMCC Cancer Center, LLC

3.27(a)[1]	Certificate of Formation of SelectPlus Oncology, LLC

3.27(b)[1]	Amended and Restated Limited Liability Company Agreement of SelectPlus Oncology, LLC

3.28(a)[1]	Certificate of Formation of St. Louis Pharmaceutical Services, LLC

3.28(b)[1]	Limited Liability Company Agreement of St. Louis Pharmaceutical Services, LLC

3.29(a)[1]	Certificate of Formation of Texas Pharmaceutical Services, LLC

3.29(b)[1]	Limited Liability Company Agreement of Texas Pharmaceutical Services, LLC

3.30(a)[12]	Articles of Incorporation of TOPS Pharmacy Services, Inc.

3.30(b)[12]	Bylaws of TOPS Pharmacy Services, Inc.

3.31(a) [13]	Certificate of Formation of Unity Oncology, LLC

3.31(b) [13]	Limited Liability Company Agreement of Unity Oncology, LLC

3.32(a) [13]	Certificate of Formation of US Oncology Clinical Development, LLC

3.32(b) [13]	Limited Liability Company Agreement of US Oncology Clinical Development, LLC

3.33(a)[12]	Certificate of Incorporation of US Oncology Corporate, Inc.

3.33(b)[12]	Bylaws of US Oncology Corporate, Inc.

3.34(a) [13]	Certificate of Limited Partnership of US Oncology Integrated Solutions, LP

3.34(b) [13]	Agreement of Limited Partnership of US Oncology Integrated Solutions, LP

3.35(a)[1]	Certificate of Formation of US Oncology Pharmaceutical Services, LLC

3.35(b) [13]	Amended and Restated Limited Liability Company Agreement of US Oncology Pharmaceutical Services, LLC

3.36(a) [13]	Certificate of Formation of US Oncology Reimbursement Solutions, LLC

3.36(b) [13]	Amended and Restated Limited Liability Company Agreement of US Oncology Reimbursement Solutions, LLC

3.37(a) [13]	Certificate of Formation of US Oncology Research, LLC

3.37(b) [13]	Limited Liability Company Agreement of US Oncology Research, LLC

3.38(a) [13]	Certificate of Limited Partnership of US Oncology Specialty, LP

3.38(b) [13]	Agreement of Limited Partnership of US Oncology Specialty, LP

4.1[3]	Indenture, dated as of March 13, 2007, between US Oncology Holdings, Inc. and LaSalle Bank National Association as Trustee

4.2[3]	Form of Senior Floating Rate PIK Toggle Note due 2012 (included in Exhibit 4.1)

4.3[4]	Indenture, dated as of February 1, 2002, among US Oncology, Inc., the Guarantors named therein and JP Morgan Chase Bank as Trustee

4.4[5]	Form of 9 5/8 % Senior Subordinated Note due 2012 (included in Exhibit 4.3)

4.5[5]	First Supplemental Indenture, dated as of August 20, 2004, among US Oncology, Inc., the Guarantors named therein and JP Morgan Chase Bank as Trustee

4.6[5]	Indenture, dated as of August 20, 2004, among Oiler Acquisition Corp. and LaSalle Bank National Association, as Trustee

4.7[5]	Form of 10 3/4 % Senior Note due 2014 (included in Exhibit 4.11)

4.8[5]	First Supplemental Indenture, dated as of August 20, 2004, among US Oncology, Inc., the Guarantors named therein and LaSalle Bank National Association, as Trustee

4.9[5]	Registration Rights Agreement, dated as of August 4, 2004, among Oiler Acquisition Corp. and Citigroup Global Markets Inc., as representative for the Initial Purchasers

4.10[5]	Accession Agreement, dated as of August 20, 2004, among the Guarantors listed therein

4.11[9]	Stock Purchase Agreement, dated as of December 21, 2006

4.12[9]	Amended and Restated Stockholders Agreement, dated as of December 21, 2006

4.13[9]	Amended and Restated Registration Rights Agreement, dated as of December 21, 2006

4.14[6]	Form of 9.125% Senior Secured Notes due 2017

4.15 [6]	Indenture dated June 18, 2009 between US Oncology, Inc., the Subsidiary Guarantors named therein and Wilmington Trust FSB, as trustee

4.16 [6]	Registration Rights Agreement dated June 4, 2009 between US Oncology, Inc., the subsidiary guarantors named therein and Morgan Stanley & Co. Incorporated, as representative of the initial purchasers

4.17 [13]	Lien Subordination and Intercreditor Agreement dated June 18, 2009 between US Oncology, Inc., each Subsidiary listed on Schedule 1 thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the Senior Lenders (as defined therein), and Wilmington Trust FSB, as collateral agent and trustee for the Secured Notes Holders (as defined therein)

5.1 [13]	Opinion of Ropes & Gray LLP

5.2 [13]	Opinion of Hackman Hulett & Cracraft, LLP

5.3 [13]	Opinion of Foulston Siefkin LLP

5.4 [13]	Opinion of Andrews Kurth LLP

10.1[7]	Credit Agreement, dated as of August 26, 2009, among US Oncology Holdings, Inc., US Oncology, Inc., the Lenders party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent, Morgan Stanley Senior Funding, Inc. and Wells Fargo Bank, N.A., as Syndication Agents, and JPMorgan Chase Bank, N.A. as Documentation Agent.

10.2[7]	Guarantee and Collateral Agreement, dated as of August 26, 2009, among US Oncology Holdings, Inc., US Oncology, Inc., the subsidiaries of US Oncology, Inc. identified therein, and Deutsche Bank Trust Company Americas, as Collateral Agent.

10.3[8]	Form of Executive Employment Agreement, dated as of November 1, 2008, among US Oncology Holdings, Inc., US Oncology, Inc. and each of its executive officers.

10.4[5]	Form of Restricted Stock Agreement

10.5[5]	Form of Unit Grant

10.6[5]	US Oncology Holdings, Inc. Equity Incentive Plan

10.7[11]	US Oncology Holdings, Inc. Amendment No. 1 to the Amended and Restated 2004 Equity Incentive Plan

10.8[5]	US Oncology Holdings, Inc. 2008 Long-Term Cash Incentive Plan

10.9[11]	US Oncology Holdings, Inc. Amended and Restated Director Stock Option and Restricted Stock Award Plan

12.1[13]	Statements re: Computation of Ratios

14.1[10]	Code of Ethics

21.1[13]	Subsidiaries of the Registrant

23.1	Consent of Ropes & Gray LLP (see Exhibit 5.1)

23.2[13]	Consent of PricewaterhouseCoopers LLP

24.1	Powers of Attorney (see signature pages of the Registration Statement)

25.1[13]	Statement on Form T-1 as to the Eligibility of the Trustee

99.1[13]	Form of Letter of Transmittal

99.2[13]	Form of Notice of Guaranteed Delivery

[1]	Filed as an Exhibit to the S-4 filed by US Oncology, Inc. on December 17, 2004, and incorporated herein by reference.
[2]	Filed as an Exhibit to US Oncology, Inc.’s 10-K for the year ended December 31, 2002, and incorporated herein by reference.
[3]	Filed as an Exhibit to the 8-K filed by US Oncology, Inc. on March 16, 2007, and incorporated herein by reference.
[4]	Filed as Exhibit 3 to the 8-K filed by US Oncology, Inc. on February 5, 2002, and incorporated herein by reference.
[5]	Filed as an exhibit to the 8-K filed by US Oncology, Inc. on January 7, 2008, and incorporated herein by reference.
[6]	Filed as an exhibit to the 8-K filed by US Oncology, Inc. on June 18, 2009, and incorporated herein by reference.
[7]	Filed as an exhibit to the 8-K filed by US Oncology, Inc. on August 27, 2009, and incorporated herein by reference.
[8]	Filed as an Exhibit to US Oncology, Inc.’s 10-K for the year ended December 31, 2008, and incorporated herein by reference.
[9]	Filed as an Exhibit to the 8-K filed by US Oncology, Inc. on December 27, 2006, and incorporated herein by reference.
[10]	Filed as Exhibit 14 to the US Oncology, Inc.’s Form 10-K for the year ended December 31, 2005 and incorporated herein by reference.
[11]	Filed as an exhibit to the 8-K filed by US Oncology Holdings, Inc. on October 7, 2009, and incorporated herein by reference.
[12]	Filed as an exhibit to the S-4 filed by US Oncology, Inc. on April 16, 2002, and incorporated herein by reference.
[13]	Filed as an exhibit to the S-4 filed by US Oncology, Inc. on October 15, 2009, and incorporated herein by reference.
†	Filed herewith.

Item 22.	Undertakings

(a) Each of the undersigned registrants hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more that a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) Each of the undersigned registrants hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 22 or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(c) Each of the undersigned registrants hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

(d) Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of each of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by either of the registrants of expenses incurred or paid by a director, officer or controlling person of either of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, each of the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(e) Each of the undersigned registrants hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

(f) Each of the undersigned registrants hereby undertakes that every prospectus (i) that is filed pursuant to the immediately preceding paragraph or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act of 1933 and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

US ONCOLOGY, INC.

By:	/S/ MICHAEL A. SICURO
Michael A. Sicuro
Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

SIGNATURES	TITLE

*	President and Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)
Bruce D. Broussard

/S/ MICHAEL A. SICURO	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Michael A. Sicuro

*	Vice President – Finance, Chief Accounting Officer (Principal Accounting Officer)
Kevin F. Krenzke

*	Director
Russell L. Carson

*	Director
James E. Dalton, Jr.

*	Vice Chairman of the Board of Directors
Lloyd K. Everson, M.D.

*	Director
Yon Y. Jorden

*	Director
Daniel S. Lynch

*	Director
D. Scott Mackesy

*	Director
Richard B. Mayor

*	Director
Mark C. Myron, M.D.

*	Director
Robert A. Ortenzio

*	Director
R. Stephen Paulson, M.D.

*	Director
Boone Powell, Jr.

*	Director
Todd Vannucci

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ MICHAEL A. SICURO
Michael A. Sicuro attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the AccessMED Holdings, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

ACCESSMED HOLDINGS, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the AccessMED, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

ACCESSMED, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the AOR Holding Company of Indiana, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

AOR HOLDING COMPANY OF INDIANA, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the AOR Management Company of Arizona, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

AOR MANAGEMENT COMPANY OF ARIZONA, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the AOR Management Company of Indiana, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

AOR MANAGEMENT COMPANY OF INDIANA, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the AOR Management Company of Missouri, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

AOR MANAGEMENT COMPANY OF MISSOURI, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the AOR Management Company of Oklahoma, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

AOR MANAGEMENT COMPANY OF OKLAHOMA, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the AOR Management Company of Pennsylvania, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

AOR MANAGEMENT COMPANY OF PENNSYLVANIA, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the AOR Management Company of Virginia, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

AOR MANAGEMENT COMPANY OF VIRGINIA, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the AOR of Indiana Management Partnership has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

AOR OF INDIANA MANAGEMENT PARTNERSHIP

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the AOR of Texas Management, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

AOR OF TEXAS MANAGEMENT, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the AOR Real Estate, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

AOR REAL ESTATE, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard
President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the AOR Synthetic Real Estate, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

AOR SYNTHETIC REAL ESTATE, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard
President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the AORT Holding Company, Inc. has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

AORT HOLDING COMPANY, INC.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Greenville Radiation Care, Inc. has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

GREENVILLE RADIATION CARE, INC.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Innovent Oncology, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

INNOVENT ONCOLOGY, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Iowa Pharmaceutical Services, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

IOWA PHARMACEUTICAL SERVICES, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Nebraska Pharmaceutical Services, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

NEBRASKA PHARMACEUTICAL SERVICES, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the New Mexico Pharmaceutical Services, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

NEW MEXICO PHARMACEUTICAL SERVICES, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the North Carolina Pharmaceutical Services, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

NORTH CAROLINA PHARMACEUTICAL SERVICES, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Oncology Rx Care Advantage, LP has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

ONCOLOGY RX CARE ADVANTAGE, LP

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Oncology Today, LP has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

ONCOLOGY TODAY, LP

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Physician Reliance, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

PHYSICIAN RELIANCE, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Physician Reliance Network, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

PHYSICIAN RELIANCE NETWORK, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the RMCC Cancer Center, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

RMCC CANCER CENTER, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

* Michael A. Sicuro	Vice President, Treasurer & Director (Principal Financial Officer)

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the SelectPlus Oncology, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

SELECTPLUS ONCOLOGY, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the St. Louis Pharmaceutical Services, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

ST. LOUIS PHARMACEUTICAL SERVICES, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Texas Pharmaceutical Services, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

TEXAS PHARMACEUTICAL SERVICES, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the TOPS Pharmacy Services, Inc. has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

TOPS PHARMACY SERVICES, INC.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Unity Oncology, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

UNITY ONCOLOGY, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the US Oncology Clinical Development, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

US ONCOLOGY CLINICAL DEVELOPMENT, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the US Oncology Corporate, Inc. has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

US ONCOLOGY CORPORATE, INC.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the US Oncology Integrated Solutions, LP has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

US ONCOLOGY INTEGRATED SOLUTIONS, LP

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the US Oncology Pharmaceutical Services, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

US ONCOLOGY PHARMACEUTICAL SERVICES, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the US Oncology Reimbursement Solutions, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

US ONCOLOGY REIMBURSEMENT SOLUTIONS, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the US Oncology Research, LLC has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

US ONCOLOGY RESEARCH, LLC

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the US Oncology Specialty, LP has duly caused this Registration Statement on Form S-4 to be assigned on its behalf by the undersigned, thereunto duly authorized, on this 7th day of December, 2009.

US ONCOLOGY SPECIALTY, LP

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the Registrant hereby constitutes and appoints each of Bruce D. Broussard and Michael A. Sicuro as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 7, 2009.

Signatures	Title

/S/ BRUCE D. BROUSSARD	President & Director (Principal Executive Officer)
Bruce D. Broussard

*	Vice President, Treasurer & Director (Principal Financial Officer)
Michael A. Sicuro

*	Vice President & Assistant Treasurer (Principal Accounting Officer)
Kevin F. Krenzke

*	The undersigned by signing his name hereby signs and executes this registration statement pursuant to the Powers of Attorney executed by the above-named directors and officers previously filed with the Securities and Exchange Commission.

By:	/S/ BRUCE D. BROUSSARD
Bruce D. Broussard attorney-in-fact